EXHIBIT 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
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       PURSUANT TO SECTION 1350 OF CHAPTER 63 OF THE UNITED STATES CODE
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I, Wayne R. Sanders, Chairman of the Board and Chief Executive Officer of
Kimberly-Clark Corporation, certify that:

     (1) the Form 10-Q, filed with the Securities and Exchange Commission on August 8, 2002 ("accompanied report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the accompanied report fairly presents, in all material respects, the financial condition and results of operations of Kimberly-Clark Corporation.



                                        /s/ Wayne R. Sanders
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                                        Wayne R. Sanders
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        August 8, 2002